EQ ADVISORS TRUST

SUPPLEMENT DATED OCTOBER 1, 2006 TO THE STATEMENT OF

ADDITIONAL INFORMATION DATED MAY 1, 2006, AS REVISED AUGUST 25, 2006

This Supplement updates the above-referenced Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

The purpose of this Supplement is to provide you with information regarding a change of Adviser, effective as of October 1, 2006, to the following portfolios of the Trust: (i) EQ/Mercury Basic Value Equity Portfolio, (ii) EQ/Mercury International Value Portfolio, (iii) EQ/Government Securities Portfolio, (iv) EQ/Long Term Bond Portfolio and (v) EQ/Short Duration Bond Portfolio (each a “Portfolio”). Also, this Supplement provides information regarding changes to Trustee Compensation, effective October 1, 2006.

In the section entitled, “Investment Management and Other Services,” subsection “The Manager,” in the first paragraph references to Fund Asset Management, L.P., doing business as Mercury Advisors (“Mercury Advisors”), are deleted and replaced with BlackRock Financial Management, Inc. (“BlackRock Financial”) and BlackRock Investment Management LLC (“BlackRock Investment”). In the same section, references to Merrill Lynch Investment Managers International Limited are deleted and replaced with BlackRock Investment Management International Limited (“BlackRock International”).

In the section entitled, “The Advisers,” the third and fourth sentences in the first full paragraph are deleted and replaced with the following:

“The Manager has entered into an Advisory Agreement on behalf of EQ/Government Securities Portfolio, EQ/Long Term Bond Portfolio and EQ/Short Duration Bond Portfolio with BlackRock Financial. The Manager has entered into an Advisory Agreement on behalf of EQ/Mercury Basic Value Equity Portfolio with BlackRock Investment. The Manager has entered into an Advisory Agreement on behalf of EQ/Mercury International Value Portfolio with BlackRock International.”

In the same section, the table entitled “Calendar Year Ended December 31, 2003,” the second and fourth sentences are deleted from footnote (*) and the following is added:

No advisory fees were paid to BlackRock Financial on behalf of EQ/Government Securities Portfolio, EQ/Long Term Bond Portfolio or EQ/Short Duration Bond Portfolio during the year ended December 31, 2003. No advisory fees were paid to BlackRock Investment on behalf of EQ/Mercury Basic Value Equity Portfolio during the year ended December 31, 2003. No advisory fees were paid to BlackRock International on behalf of the EQ/Mercury International Value Portfolio during the year ended December 31, 2003.

In the same section, the table entitled “Calendar Year Ended December 31, 2004,” the fourth sentence is deleted from footnote (*) and the following is added:

No advisory fees were paid to BlackRock Financial on behalf of EQ/Government Securities Portfolio, EQ/Long Term Bond Portfolio or EQ/Short Duration Bond Portfolio during the year ended December 31, 2004. No advisory fees were paid to BlackRock Investment on behalf of EQ/Mercury Basic Value Equity Portfolio during the year ended December 31, 2004. No advisory fees were paid to BlackRock International on behalf of the EQ/Mercury International Value Portfolio during the year ended December 31, 2004.

In the same section, the table entitled “Calendar Year Ended December 31, 2005,” the tenth sentence is deleted from footnote (*) and the following is added:

No advisory fees were paid to BlackRock Financial on behalf of EQ/Government Securities Portfolio, EQ/Long Term Bond Portfolio or EQ/Short Duration Bond Portfolio during the year ended December 31, 2005. No advisory fees were paid to BlackRock Investment on behalf of EQ/Mercury Basic Value Equity Portfolio during the year ended December 31, 2005. No advisory fees were paid to BlackRock International on behalf of the EQ/Mercury International Value Portfolio during the year ended December 31, 2005.

In the section entitled, “The Advisers,” in the sub-section entitled, “Calendar Year Ended December 31, 2005,” in the chart beginning on page 69, information relating to the following Portfolios is deleted and replaced with the following:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Government Securities EQ/Long Term Bond EQ/Short Duration Bond	BlackRock Financial is a subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc., a financial services holding company, and The PNC Financial Services Group, Inc., a publicly traded diversified financial services firm, each hold a significant minority interest in BlackRock, Inc.

EQ/Mercury Basic Value Equity	BlackRock Investment is a subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc., a financial services holding company, and The PNC Financial Services Group, Inc., a publicly traded diversified financial services firm, each hold a significant minority interest in BlackRock, Inc.

EQ/Mercury International Value	BlackRock International is a subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc., a financial services holding company, and The PNC Financial Services Group, Inc., a publicly traded diversified financial services firm, each hold a significant minority interest in BlackRock, Inc.

The first paragraph in the sub-section entitled, “Compensation of the Trustees” is deleted and replaced with the following:

Each Independent Trustee currently receives from the Trust an annual fee of $90,000, plus (i) an additional fee of $6,000 for each regularly scheduled Board meeting attended, (ii) $3,000 for each in-person special Board meeting attended, (iii) 1,000 for each telephone or committee meeting attended, (iv) $3,000 per Audit Committee meeting attended, and (v) $1,000 per Nominating and Compensation Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. A supplemental retainer of $20,000 per year is paid to the Lead Independent Trustee. A retainer of $12,000 per year is paid to the Chair of the Audit Committee and a retainer of $6,000 is paid to the Chair of the Nominating and Compensation Committee.

In Appendix C, the portfolio manager information for Mercury Advisors is deleted and replaced in its entirety with the following information:

EQ ADVISORS TRUST

Portfolio Manager Information

BlackRock Financial Management, Inc. (“Adviser”)
Portfolio Manager

Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of June 30, 2006.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
EQ/Government Securities Portfolio (“Portfolio”) EQ/Long Term Bond Portfolio (“Portfolio”)
Scott Amero	30	$18.3	46	$14.8	367	$106.5	0	n/a	4	$2.9	21	$6.1
Keith Anderson	25	$15.7	38	$13.9	372	$107.9	0	n/a	4	$2.9	20	$5.9
Matthew Marra	10	$5.9	24	$10.9	295	$86.8	0	n/a	3	$2.6	25	$7.8

BlackRock Financial Management, Inc. (“Adviser”)
Portfolio Manager

Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of June 30, 2006.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Andrew J. Phillips	16	$7.0	27	$11.7	307	$103.3	0	n/a	1	$1.2	21	$7.0

EQ/Short Duration Bond Portfolio (“Fund”)
Scott Amero	30	$18.3	46	$14.8	367	$106.5	0	n/a	4	$2.9	21	$6.1
Keith Anderson	25	$15.7	38	$13.9	372	$107.9	0	n/a	4	$2.9	20	$5.9	*
Todd Kopstein	3	$1.8	10	$1.2	54	$15.2	0	n/a	1	$312	6	$2.1

*	information is in millions

Description of any material conflicts

BlackRock Financial has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Financial has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Financial furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock Financial may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock Financial, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to each Portfolio. In addition, BlackRock Financial, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Financial recommends to each Portfolio. BlackRock Financial, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock Financial with respect to the same securities. Moreover, BlackRock Financial may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Financial’s (or its affiliates’) officers, directors or employees are director or officers, or companies as to which BlackRock Financial or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. In this connection, it should be noted that Messrs. Anderson, Amero and Kopstein currently manage certain accounts that are subject to performance fees. In addition, Messrs. Anderson, Amero and Kopstein assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

As a fiduciary, BlackRock Financial owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock Financial purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock Financial attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock Financial has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock Financial with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation

BlackRock Financial’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock Financial, such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) – The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards, expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock. Messrs. Anderson, Amero and Kopstein have received awards under the LTIP.

Deferred Compensation Program – A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers, including Messrs. Anderson, Amero and Kopstein was required to be deferred in a similar manner for a number of years. Beginning in 2005, a portion off the annual compensation of certain senior managers, including Messrs. Anderson, Amero, Phillips, Marra and Kopstein, is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards – While incentive stock options are not currently being awarded to BlackRock Financial employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock Financial. These awards vest over a period of years. Messrs. Anderson, Amero, Phillips, Marra and Kopstein have been granted stock options in prior years and participate in BlackRock Inc.’s restricted stock program.

Incentive Savings Plans – The PNC Financial Services Group, Inc., which owns approximately 34% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock Financial employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc.’s common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock Financial, the performance of the portfolio manager’s group within BlackRock Financial, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock Financial. Unlike many other firms, portfolio managers at BlackRock Financial compete against benchmarks rather than each other. In most cases, including for the portfolio managers, these benchmarks are the same as the benchmark or benchmarks against which the performance of the portfolio or other accounts are measured. A group of BlackRock Financial’s officers determines the benchmarks against which to compare the performance of portfolios and other accounts managed by each portfolio manager. With respect to the Portfolios’ portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Keith Anderson	EQ/Government Securities Portfolio EQ/Long Term Bond Portfolio EQ/Short Duration Bond Portfolio	Lehman Brothers 1-3 Government/Credit Index Lehman Brothers Long Government/Credit Bond Index Lehman 1-3 Year Government Credit Index

Scott Amero	EQ/Government Securities Portfolio EQ/Long Term Bond Portfolio EQ/Short Duration Bond Portfolio	Lehman Brothers 1-3 Government/Credit Index Lehman Brothers Long Government/Credit Bond Index Lehman 1-3 Year Government Credit Index

Matthew Marra	EQ/Government Securities Portfolio EQ/Long Term Bond Portfolio	Lehman Brothers 1-3 Government/Credit Index Lehman Brothers Long Government/Credit Bond Index

Andrew J. Phillips	EQ/Government Securities Portfolio EQ/Long Term Bond Portfolio	Lehman Brothers 1-3 Government/Credit Index Lehman Brothers Long Government/Credit Bond Index

Todd Kopstein	EQ/Short Duration Bond Portfolio	Lehman Brothers 1-3 Government/Credit Index

The group of BlackRock Financial’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the pre-tax performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks over the calendar year. Senior portfolio managers who perform additional management functions within BlackRock Financial may receive additional compensation for serving in these other capacities.

Ownership of Securities of the Portfolio as of June 30, 2006

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
EQ/Government Securities Portfolio EQ/Long Term Bond Portfolio
Scott Amero	X
Keith Anderson	X
Matthew Marra	X
Andrew J. Phillips	X

EQ/Short Duration Bond Portfolio
Scott Amero	X
Keith Anderson	X
Todd Kopstein	X

EQ ADVISORS TRUST

Portfolio Manager Information

EQ/Mercury Basic Value Equity Portfolio (“Portfolio”) BlackRock Investment Management LLC (“Adviser”)
Portfolio Manager

Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category,

as of December 31, 2005.

							Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Keith Rendino	5	$11.3	8	$4.88	0	n/a	0	n/a	0	n/a	0	n/a
Robert Martorelli	5	$9.90	8	$3.08	0	n/a	0	n/a	0	n/a	0	n/a

Description of any material conflicts

BlackRock Investment has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock Investment has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock Investment furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock Investment may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock Investment, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock Investment, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock Investment recommends to the Portfolio. BlackRock Investment, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock Investment with respect to the same securities. Moreover, BlackRock Investment may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock Investment’s (or its affiliates’) officers, directors or employees are director or officers, or companies as to which BlackRock Investment or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. Portfolio managers may in the future manage certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.

As a fiduciary, BlackRock Investment owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock Investment purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock Investment attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock Investment has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock Investment with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation (as of June 30, 2006)

BlackRock Investment’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock Investment, such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) – The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards, expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

Deferred Compensation Program – A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was required to be deferred in a similar manner for a number of years. Beginning in 2005, a portion off the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards – While incentive stock options are not currently being awarded to BlackRock Investment employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock Investment. These awards vest over a period of years.

Incentive Savings Plans – The PNC Financial Services Group, Inc., which owns approximately 34% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock Investment employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc.’s common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock Investment, the performance of the portfolio manager’s group within BlackRock Investment, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock Investment. Unlike many other firms, portfolio managers at BlackRock Investment compete against benchmarks rather than each other. In most cases, including for the portfolio managers, these benchmarks are the same as the benchmark or benchmarks against which the performance of the portfolio or other accounts are measured. A group of BlackRock Investment’s officers determines the benchmarks against which to compare the performance of portfolios and other accounts managed by each portfolio manager. With respect to the Portfolio’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
Kevin Rendino	EQ/Mercury Basic Value Equity Portfolio	Russell 1000 Value Index
Robert Martorelli	EQ/Mercury Basic Value Equity Portfolio	Russell 1000 Value Index

The group of BlackRock Investment’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the pre-tax performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks over one-, three- and five-year performance periods. . Senior portfolio managers who perform additional management functions within BlackRock Investment may receive additional compensation for serving in these other capacities.

Ownership of Securities of the Portfolio as of June 30, 2006

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
EQ/Mercury Basic Value Equity Portfolio

Kevin Rendino	X
Robert Martorelli	X

In Appendix C, the portfolio manager information for Merrill Lynch Investment Managers International Limited is deleted and replaced in its entirety with the following information:

EQ ADVISORS TRUST

Portfolio Manager Information

EQ/Mercury International Value Portfolio (“Portfolio”) BlackRock Investment Management International Limited (“Adviser”)
Portfolio Manager

Presented below for each portfolio manager is

the number of other accounts of the Adviser managed

by the portfolio manager and the total assets in the

accounts managed within each category, as of

December 31, 2005.

								Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts			Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
James A. MacMillan	5	$2.63	5	$1.76	6	$879	**	0	n/a	0	n/a	0	n/a
Robert Weatherston	5	$2.63	8	$2.3	9	$1.3		0	n/a	0	n/a	0	n/a

*	information is in millions

Description of any material conflicts

BlackRock International has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock International has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock International furnishes investment management and advisory services to numerous clients in addition to the Portfolio, and BlackRock International may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock International, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolio. In addition, BlackRock International, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock International recommends to the Portfolio. BlackRock International, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Portfolio by BlackRock International with respect to the same securities. Moreover, BlackRock International may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock International’s (or its affiliates’) officers, directors or employees are director or officers, or companies as to which BlackRock International or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possess material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Portfolio. Portfolio managers may in the future manage certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred.

As a fiduciary, BlackRock International owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock International purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock International attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock International has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock International with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

Portfolio Manager Compensation (as of June 30, 2006)

BlackRock International’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock International, such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Long-Term Retention and Incentive Plan (“LTIP”) – The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards, expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

Deferred Compensation Program – A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm’s investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm’s hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was required to be deferred in a similar manner for a number of years. Beginning in 2005, a portion off the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

Options and Restricted Stock Awards – While incentive stock options are not currently being awarded to BlackRock International employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock International. These awards vest over a period of years.

Incentive Savings Plans – The PNC Financial Services Group, Inc., which owns approximately 34% of BlackRock, Inc.’s common stock, has created a variety of incentive savings plans in which BlackRock International employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the employee’s contribution of up to 6% of the employee’s salary. The company match is made using BlackRock, Inc.’s common stock. The firm’s 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock International, the performance of the portfolio manager’s group within BlackRock International, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s teamwork and contribution to the overall performance of these portfolios and BlackRock International. Unlike many other firms, portfolio managers at BlackRock International compete against benchmarks rather than each other. In most cases, including for the portfolio managers, these benchmarks are the same as the benchmark or benchmarks against which the performance of the portfolio or other accounts are measured. A group of BlackRock International’s officers determines the benchmarks against which to compare the performance of portfolios and other accounts managed by each portfolio manager. With respect to the Portfolio’s portfolio managers, such benchmarks include the following:

Portfolio Manager	Portfolio(s) Managed	Benchmarks Applicable to Each Manager
James A. MacMillan	EQ/Mercury International Value Portfolio	MSCI EAFE Index
Robert Weatherston	EQ/Mercury International Value Portfolio	MSCI EAFE Index

The group of BlackRock International’s officers then makes a subjective determination with respect to the portfolio manager’s compensation based on the pre-tax performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks over one-, three- and five-year performance periods. Senior portfolio managers who perform additional management functions within BlackRock International may receive additional compensation for serving in these other capacities.

Ownership of Securities of the Portfolio as of June 30, 2006

Portfolio Manager	None	$1-$10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001 - $1,000,000	Over $1,000,000
EQ/Mercury International Value Portfolio
James A. Macmillan	X
Robert Weatherston	X

In Appendix D, the proxy voting policy of Mercury Advisors is deleted and replaced in its entirety with the following policies and procedures of BlackRock Financial Management, Inc., BlackRock Investment Management LLC and BlackRock Investment Management International Limited, each entity as an affiliated SEC registered investment adviser of BlackRock Advisors, LLC.

Proxy Voting Policies and Procedures

For BlackRock Advisors, LLC

And Its Affiliated SEC Registered Investment Advisers

September 30, 2006

Proxy Voting Policies and Procedures

These Proxy Voting Policies and Procedures (“Policy”) for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers1 (“BlackRock”) reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the “Advisers Act”) to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock’s clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.2 Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock’s authority to manage, acquire and dispose of account assets.

When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client’s agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client’s behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client’s best interests,3 whether or not the client’s proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 (“ERISA”).4 When voting proxies for client accounts (including investment companies), BlackRock’s primary objective is to make voting decisions solely in the best interests of clients and ERISA clients’ plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.5 It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock’s interest and those of BlackRock’s clients are properly addressed and resolved.

[1]	The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.
[2]	In certain situations, a client may direct BlackRock to vote in accordance with the client’s proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.
[3]	Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).
[4]	DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2
[5]	Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients’ proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Committee”), addresses proxy voting issues on behalf of BlackRock and its clients.6 The Committee is comprised of senior members of BlackRock’s Portfolio Management Group and advised by BlackRock’s Legal and Compliance Department.

I. Scope of Committee Responsibilities

The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.7

The Committee shall establish BlackRock’s proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a “right” way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer’s unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues – such as approval of mergers and other significant corporate transactions – require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).8

While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account’s proxies be voted differently due to such account’s investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for BlackRock’s clients, on how best to maximize economic value in respect of a particular investment.

[6]	Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.
[7]	The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.
[8]	The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.9 All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee’s determinations and records shall be treated as proprietary, nonpublic and confidential.

The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee’s attention and that the Committee’s proxy voting decisions are appropriately disseminated and implemented.

To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services (“ISS”) in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

II. Special Circumstances

Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as “proxies” subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client’s best interest and requests that the security be recalled.

Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock’s ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner’s ability to exercise votes, (iii) requirements to vote proxies in person, (iv) “shareblocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

[9]	The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

As a consequence, BlackRock votes proxies of non-US companies only on a “best-efforts” basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer’s proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer’s shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a “BlackRock Affiliate”), or a money management or other client of BlackRock (a “BlackRock Client”).10 In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

•	The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock’s clients; and

•	if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client’s best interest notwithstanding the conflict.

III. Voting Guidelines

The Committee has determined that it is appropriate and in the best interests of BlackRock’s clients to adopt the following voting guidelines, which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee’s judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

A. Boards of Directors

These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company’s Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company’s business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee’s history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

[10]	Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

The Committee’s general policy is to vote:

#	VOTE and DESCRIPTION
A.1

FOR nominees for director of United States companies in uncontested elections, except for nominees who

•      have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business

•      voted to implement or renew a “dead-hand” poison pill

•      ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

•      failed to act on takeover offers where the majority of the shareholders have tendered their shares

•      are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

•      on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance

•      sit on more than six boards of public companies

A.2	FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees’ poor records of representing shareholder interests, on a case-by-case basis

A.3	FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.4	AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards

A.5	AGAINST proposals supporting cumulative voting

A.6	FOR proposals eliminating cumulative voting

A.7	FOR proposals supporting confidential voting

A.8	FOR proposals seeking election of supervisory board members

A.9	AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors

A.10	AGAINST shareholder proposals for term limits for directors

A.11	FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older

A.12	AGAINST shareholder proposals requiring directors to own a minimum amount of company stock

A.13	FOR proposals requiring a majority of independent directors on a Board of Directors

A.14	FOR proposals to allow a Board of Directors to delegate powers to a committee or committees

A.15	FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors

A.16	AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer

A.17	FOR proposals to elect account inspectors

A.18	FOR proposals to fix the membership of a Board of Directors at a specified size

A.19	FOR proposals permitting shareholder ability to nominate directors directly

A.20	AGAINST proposals to eliminate shareholder ability to nominate directors directly

A.21	FOR proposals permitting shareholder ability to remove directors directly

A.22	AGAINST proposals to eliminate shareholder ability to remove directors directly

B. Auditors

These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation’s choice of auditor, in individual cases, the Committee may look at an auditors’ history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

The Committee’s general policy is to vote:

B.1	FOR approval of independent auditors, except for

• auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent

• auditors who have rendered an opinion to any company which in the Committee’s opinion is either not consistent with best accounting practices or not indicative of the company’s financial situation

• on a case-by-case basis, auditors who in the Committee’s opinion provide a significant amount of non-audit services to the company

B.2	FOR proposals seeking authorization to fix the remuneration of auditors

B.3	FOR approving internal statutory auditors

B.4	FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years

C. Compensation and Benefits

These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company’s compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation’s board of directors, rather than shareholders. Proposals to “micro-manage” a company’s compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

The Committee’s general policy is to vote:

C.1	IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company’s plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.

C.2	FOR proposals to eliminate retirement benefits for outside directors

C.3	AGAINST proposals to establish retirement benefits for outside directors

C.4	FOR proposals approving the remuneration of directors or of supervisory board members

C.5	AGAINST proposals to reprice stock options

C.6	FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.

C.7	FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years

C.8	AGAINST proposals seeking to pay outside directors only in stock

C.9	FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits

C.10	AGAINST proposals to ban all future stock or stock option grants to executives

C.11	AGAINST option plans or grants that apply to directors or employees of “related companies” without adequate disclosure of the corporate relationship and justification of the option policy

C.12	FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation

D. Capital Structure

These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

The Committee’s general policy is to vote:

D.1	AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company’s total outstanding capital

D.2	FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights

D.3	FOR management proposals approving share repurchase programs

D.4	FOR management proposals to split a company’s stock

D.5	FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros

D.6	FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).

E. Corporate Charter and By-Laws

These proposals relate to various requests for approval of amendments to a corporation’s charter or by-laws, principally for the purpose of adopting or redeeming “poison pills”. As a general matter, the Committee opposes poison pill provisions.

The Committee’s general policy is to vote:

E.1	AGAINST proposals seeking to adopt a poison pill

E.2	FOR proposals seeking to redeem a poison pill

E.3	FOR proposals seeking to have poison pills submitted to shareholders for ratification

E.4	FOR management proposals to change the company’s name

F. Corporate Meetings

These are routine proposals relating to various requests regarding the formalities of corporate meetings.

The Committee’s general policy is to vote:

F.1	AGAINST proposals that seek authority to act on “any other business that may arise”

F.2	FOR proposals designating two shareholders to keep minutes of the meeting

F.3	FOR proposals concerning accepting or approving financial statements and statutory reports

F.4	FOR proposals approving the discharge of management and the supervisory board

F.5	FOR proposals approving the allocation of income and the dividend

F.6	FOR proposals seeking authorization to file required documents/other formalities

F.7	FOR proposals to authorize the corporate board to ratify and execute approved resolutions

F.8	FOR proposals appointing inspectors of elections

F.9	FOR proposals electing a chair of the meeting

F.10	FOR proposals to permit “virtual” shareholder meetings over the Internet

F.11	AGAINST proposals to require rotating sites for shareholder meetings

G. Investment Companies

These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund’s Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund’s investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

The Committee’s general policy is to vote:

G.1	FOR nominees for director of mutual funds in uncontested elections, except for nominees who

•      have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business

• ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years

• are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors

• on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance

G.2	FOR the establishment of new series or classes of shares

G.3	AGAINST proposals to change a fund’s investment objective to nonfundamental

G.4	FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote

G.5	AGAINST a shareholder proposal for the establishment of a director ownership requirement

G.6	FOR classified boards of closed-end investment companies

H. Environmental and Social Issues

These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder’s environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions “micromanaging” corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

The Committee’s general policy is to vote:

H.1	AGAINST proposals seeking to have companies adopt international codes of conduct

H.2	AGAINST proposals seeking to have companies provide non-required reports on:

• environmental liabilities;

• bank lending policies;

• corporate political contributions or activities;

• alcohol advertising and efforts to discourage drinking by minors;

• costs and risk of doing business in any individual country;

• involvement in nuclear defense systems

H.3	AGAINST proposals requesting reports on Maquiladora operations or on CERES principles

H.4	AGAINST proposals seeking implementation of the CERES principles

Notice to Clients

BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.11 BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients’ interests or as may be necessary to effect such votes or as may be required by law.

BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client’s proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

[11]	Such request may be made to the client’s portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.